Equity and Distributions	12 Months Ended
Dec. 31, 2012
Equity and Distributions [Abstract]
Equity and Distributions

Note 10. Equity and Distributions

2012 Public Equity Offering

On December 12, 2012, we issued 10,500,000 common units representing limited partner interests in the Partnership to the public at an offering price of $17.00 per unit generating total net proceeds of $170.0 million after deducting underwriting discounts and offering expenses. Concurrent with the closing of this equity offering, the Partnership distributed cash to Rise and repaid all amounts outstanding under REO’s credit facility as consideration for the Beta acquisition as further discussed under Notes 8 and 13. The net proceeds from this equity offering, including our general partner’s proportionate capital contribution, partially funded the Beta acquisition.

On December 21, 2012, the underwriters purchased an additional 1,475,000 common units pursuant to their over-allotment option. We used the net proceeds of approximately $24.1 million from the sale of the additional common units, including our general partner’s proportionate capital contribution, to repay indebtedness under our revolving credit facility.

Initial Public Offering of Memorial Production Partners LP

On December 14, 2011, we completed our IPO of 9,000,000 common units representing limited partner interests in the Partnership at $19.00 per common unit for total net proceeds of approximately $146.5 million. In connection with the closing of the IPO, the Partnership distributed a combination of cash, common units, and subordinated units to Memorial Resource to acquire the net assets of our predecessor and repaid $198.3 million of our predecessor’s credit facilities concurrent with the closing of our IPO. The net cash proceeds generated from our IPO partially funded the cash portion of this consideration.

On December 22, 2011, the underwriters exercised their over-allotment option to purchase an additional 600,000 common units issued by the Partnership under the IPO terms. Total net proceeds from the exercise of the underwriters’ over-allotment option, after deducting underwriting discounts, were $10.7 million. Of this amount, $10.0 million of these net proceeds were used to repay indebtedness under our revolving credit facility.

Equity Outstanding

The following table summarizes changes in the number of outstanding units since December 31, 2011:

	Common	Subordinated	General Partner
Balance December 31, 2011	16,661,294	5,360,912	22,044
Common units issued	11,975,000	—	—
Restricted common units issued	287,943	—	—
Restricted common units forfeited	(2,334)	—	—
General partner units issued	—	—	12,273

Balance December 31, 2012	28,921,903	5,360,912	34,317

Restricted common units are a component of common units as presented on our unaudited condensed consolidated balance sheets. See Note 12 for additional information regarding restricted common units that were granted during the year ended December 31, 2012.

As of December 31, 2012, Memorial Resource owned approximately 24.4% of the common units and 100% of the subordinated units. Memorial Resource owns all of the voting interests in our general partner and 50% of the economic interest in our incentive distribution rights. The Funds collectively directly own, through non-voting membership interests in our general partner, 50% of the remaining economic interest in our incentive distribution rights.

Common & Subordinated Units. The common units and the subordinated units are separate classes of the limited partner interest in us and have limited voting rights as set forth in our partnership agreement. The holders of units are entitled to participate in partnership distributions as discussed further below under “Cash Distribution Policy” and exercise the rights or privileges available to limited partners under our partnership agreement.

Pursuant to our partnership agreement, if at any time our general partner and its affiliates own more than 80% of the outstanding common units, our general partner has the right, but not the obligation, to purchase all of the remaining common units at a purchase price not less than the then-current market price of the common units, as calculated pursuant to the terms of our partnership agreement.

General Partner Interest. Our general partner owns a 0.1% interest in us. This interest entitles our general partner to receive distributions of available cash from operating surplus as discussed further below under “Cash Distribution Policy.” Our partnership agreement sets forth the calculation to be used to determine the amount and priority of cash distributions that the common unitholders, subordinated unitholders, and general partner will receive. The general partner has the management rights as set forth in our partnership agreement.

Allocations of Net Income (Loss)

Net income (loss) attributable to the Partnership is allocated between our general partner and the common and subordinated unitholders in proportion to their pro rata ownership. Net income (loss) attributable to acquisitions accounted for as a transaction between entities under common control prior to their acquisition date is allocated to the previous owners. For periods prior to our IPO, net income (loss) was attributable to both our predecessor and the previous owners.

Cash Distribution Policy

We intend to make cash distributions to unitholders on a quarterly basis, although there is no assurance as to the future cash distributions since they are dependent upon future earnings, cash flows, capital requirements, financial condition and other factors. Additionally, under our revolving credit facility, we will not be able to pay distributions to unitholders in any such quarter in the event there exists a borrowing base deficiency or an event of default either before or after giving effect to such distribution or we are not in pro forma compliance with our revolving credit facility after giving effect to such distribution.

Available Cash. Our partnership agreement requires that within 45 days after the end of each quarter, beginning with the quarter ending December 31, 2011, we distribute all of our available cash (as defined in our partnership agreement) to our general partner and unitholders of record on the applicable record date. Generally, available cash refers to all cash on hand at the end of the quarter less cash reserves established by our general partner to: (i) operate our business (e.g., future capital expenditures, working capital and operating expenses); (ii) comply with applicable law, debt, and other agreements; and (iii) provide funds for distribution to our unitholders (including our general partner) for any one or more of the next four quarters. If our general partner so determines, available cash may include borrowings made after the end of the quarter.

General Partner Interest and Incentive Distribution Rights. Our general partner is entitled to 0.1% of all distributions of available cash that we make prior to our liquidation. Our general partner’s initial 0.1% interest in these distributions may be reduced if we issue additional units in the future and our general partner does not contribute a proportionate amount of capital to us to maintain its initial 0.1% general partner interest. Our general partner is not obligated to contribute a proportionate amount of capital to us to maintain its current general partner interest. Our general partner also holds the incentive distribution rights, which entitle the holder to additional increasing percentages, up to a maximum of 25.0%, of the cash we distribute in excess of $0.54625 per common unit per quarter. The maximum distribution of 25.0% includes distributions paid to our general partner on its 0.1% general partner interest and assumes that our general partner maintains its general partner interest at 0.1%.

Minimum Quarterly Distribution. During the subordination period, the common units will have the right to receive distributions of available cash from operating surplus each quarter in an amount equal to $0.4750 per common unit plus any arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units. These units are deemed “subordinated” because for a period of time, referred to as the subordination period, the subordinated units will not be entitled to receive any distributions from operating surplus until the common units have received the minimum quarterly distribution plus any arrearages from prior quarters. Furthermore, no arrearages will be paid on the subordinated units. The practical effect of the subordinated units is to increase the likelihood that during the subordination period there will be available cash from operating surplus to be distributed on the common units.

Our partnership agreement requires that we make distributions of available cash from operating surplus for any quarter during the subordination period in the following manner:

•	first, 99.9% to the common unitholders, pro rata, and 0.1% to our general partner, until we distribute for each outstanding common unit an amount equal to the minimum quarterly distribution for that quarter;

•	second, 99.9% to the common unitholders, pro rata, and 0.1% to our general partner, until we distribute for each outstanding common unit an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for any prior quarters during the subordination period;

•	third, 99.9% to the subordinated unitholders, pro rata, and 0.1% to our general partner, until we distribute for each subordinated unit an amount equal to the minimum quarterly distribution for that quarter; and

•	thereafter, cash in excess of the minimum quarterly distributions is distributed to the unitholders and the general partner based on the percentages in the table below.

Our general partner is entitled to incentive distributions if the amount we distribute with respect to one quarter exceeds specified target levels shown below:

	Total Quarterly Distributions Target Amount	Marginal Percentage Interest in Distributions
		Unitholders	General Partner
Minimum Quarterly Distribution	$0.4750	99.9%	0.1%
First Target Distribution	above $0.4750 up to $0.54625	99.9%	0.1%
Second Target Distribution	above $0.54625 up to $0.59375	85.0%	15.0%
Thereafter	above $0.59375	75.0%	25.0%

Our partnership agreement requires that we make distributions of available cash from operating surplus for any quarter after the subordination period in the following manner:

•	first, 99.9% to all unitholders, pro rata, and 0.1% to our general partner, until we distribute for each outstanding unit an amount equal to the minimum quarterly distribution for that quarter; and

•	thereafter, cash in excess of the minimum quarterly distributions is distributed to the unitholders and the general partner based on the percentages in the table above.

The subordination period will extend until the first business day after the distribution to unitholders in respect of any quarter ending on or after December 31, 2014 that each of the following tests are met:

•	Distributions of available cash from operating surplus on each of the outstanding common units, subordinated units and general partner units and any other partnership interests that are senior or equal in right of distribution to the subordinated units equaled or exceeded, in the aggregate, the sum of the minimum quarterly distributions payable with respect to a period of twelve consecutive quarters immediately preceding such date;

•	The “adjusted operating surplus” (as defined in our partnership agreement) generated during the period of twelve consecutive quarters immediately preceding that date equaled or exceeded, in the aggregate, the sum of the minimum quarterly distributions on all of the outstanding common units, subordinated units and general partner units and any other partnership interests that are senior or equal in right of distribution to the subordinated units that were outstanding during these periods payable with respect to such period on a fully diluted weighted average basis; and

•	there are no arrearages in payment of the minimum quarterly distribution on the common units.

When the subordination period ends, each outstanding subordinated unit will convert into one common unit and will then participate pro rata with the other common units in distributions of available cash.

In addition, if the unitholders remove our general partner other than for cause and units held by our general partner and its affiliates are not voted in favor of such removal:

•	the subordination period will end and each subordinated unit will immediately convert into one common unit;

•	any existing arrearages in payment of the minimum quarterly distribution on the common units will be extinguished; and

•	our general partner will have the right to convert its general partner units into common units or to receive cash in exchange for such general partner units at the equivalent common unit fair market value

The subordination period will also automatically terminate, and all of the subordinated units will convert into an equal number of common units, on the first business day after the distribution to unitholders in respect of any quarter ending on or after December 31, 2012, if the following tests are met:

•	distributions of available cash from operating surplus on each of the outstanding common units, subordinated units and general partner units and any other partnership interests that are senior or equal in right of distribution to the subordinated units equaled or exceeded $0.59375 (125% of the minimum quarterly distribution) per quarter for the four quarter period immediately preceding that date;

•	the “adjusted operating surplus” generated during the four-quarter period immediately preceding that date equaled or exceeded the sum of a distribution of $2.3750 (125% of the annualized minimum quarterly distribution) on all of the outstanding common units, subordinated units and general partner units and any other partnership interests that are senior or equal in right of distribution to the subordinated units, in each case that were outstanding during such four quarter period on a fully diluted weighted average basis, and the corresponding distributions on the incentive distribution rights; and

•	there are no arrearages in payment of the minimum quarterly distribution on the common units.

Our general partner has the right (but not the obligation), at any time when there are no subordinated units outstanding and it has received incentive distributions at the highest level to which it is entitled (25%, assuming it has maintained its 0.1% general partner interest) for each of the prior four consecutive fiscal quarters, to reset the initial target distribution levels at higher levels based on our cash distribution at the time of the exercise of the reset election.

Cash Distributions to Unitholders

The following table summarizes our declared quarterly cash distribution rates with respect to the quarter indicated (dollars in millions, except per unit amounts):

Quarter	Declaration Date	Record Date	Payable Date	Amount Per Unit (1)	Aggregate Distribution	Distribution Received by Memorial Resource
4th Quarter 2012	January 15, 2013	February 1, 2013	February 13, 2013	$0.5075	$17.4	$6.3
3rd Quarter 2012	October 19, 2012	November 1, 2012	November 12, 2012	$0.4950	$11.1	$6.2
2nd Quarter 2012	July 19, 2012	August 1, 2012	August 13, 2012	$0.4800	$10.7	$6.0
1st Quarter 2012	April 19, 2012	May 1, 2012	May 14, 2012	$0.4800	$10.7	$6.0
4th Quarter 2011	January 26, 2012	February 6, 2012	February 13, 2012	$0.0929	$2.0	$1.2

(1)	The $0.0929 per unit pro-rated distribution paid on February 13, 2012 was based upon the minimum quarterly distribution of $0.4750 per unit adjusted to take into account the 18-day period of the fourth quarter of 2011 during which the Partnership was a public entity.

Predecessor & Previous Owners Capital

BlueStone. In February 2006, BlueStone, BlueStone Natural Resources Holdings, LLC (“Holdings”) and Holdings’ members entered into a subscription and contribution agreement whereby all equity contributions made by Holdings’ members in exchange for equity units would be transferred directly to BlueStone. NGP VIII and certain members of BlueStone’s management committed equity contributions of $75.7 million and $9.0 million under this agreement and amendments thereto, respectively, all of which was contributed by December 31, 2009. In 2010, BlueStone received an equity contribution from members of Holdings of an additional $40.0 million, including equity contributions of $4.2 million from management. NGP VIII advanced certain members of management $4.2 million to fund their equity contributions in 2010 in exchange for notes payable issued by management. BlueStone did not receive any capital contributions during 2011.

Classic. In June 2006, NGP VIII and certain members of Classic’s management entered into a partnership agreement. The Classic partners agreed to contribute an aggregate $135.9 million under the partnership agreement and amendments thereto, including $35.7 million allocable to the Classic Carve-Out. NGP VIII and certain members of Classic’s management committed equity contributions of $123.0 million and $12.9 million, respectively, all of which had been contributed as of January 24, 2011. In 2010, Classic received capital contributions of $19.7 million, net of equity financing fees, from its partners, including $4.1 million allocable to Classic Carve-Out. In 2011, Classic received capital contributions of $21.9 million, net of equity financing fees, from its partners, including $4.8 million allocable to Classic Carve-Out.

WHT. In February 2011, WHT was formed by WildHorse Resources, LLC (“WildHorse”) and Tanos Energy, LLC (“Tanos”). In connection with our IPO, NGP IX and NGP IX Offshore contributed to Memorial Resource their respective ownership in WildHorse and Tanos. NGP IX and NGP IX Offshore collectively funded 100% of the cash used by WildHorse and Tanos to fund their respective capital contributions to WHT. In 2011, WildHorse and Tanos each contributed $64.7 million to WHT, of which an aggregate $51.8 million was allocable to our predecessor and $77.6 million was allocable to the previous owners. In December 2011, WHT made an $1.7 million cash distribution to its members, a $81.6 million non-cash distribution to its members and also recorded a $23.8 million deemed contribution from its members in connection with the transfer of the WHT Assets to the Partnership in conjunction with its IPO, all of which are components of amounts reflected in the Predecessor column on our equity statement.

REO. REO, a wholly-owned subsidiary of Rise, was formed in February 2009. The following table summarizes capital contributions received by REO and cash distributions paid by REO with respect to the year indicated (dollars in millions):

Year	Capital Contributions	Cash Distributions
2010	$6.6	$4.4
2011	$5.0	$65.0
2012	$—	$7.8

Noncontrolling Interest

The noncontrolling shareholder in the SPBPC made capital contributions of $1.2 million during the year ended December 31, 2010.